EXHIBIT 10.1

ASTIKA HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

Astika Holdings, Inc.
7000 W. Palmetto Park Road, Suite 409
Boca Raton, FL 33433

Ladies and Gentlemen:

1.           The undersigned hereby subscribes for and agrees to purchase shares of Series A Convertible Preferred Stock (the “Shares”) of Astika Holdings, Inc., a Florida corporation (the “Company”), as described below, pursuant to the Prospectus dated _______________ __, 2012 (the “Prospectus”), a copy of which is attached hereto.  Please issue the Shares described in the Subscription Agreement (the “Agreement”), as set forth below.

2.           The undersigned hereby represents and warrants to and covenants and agrees with the Company as follows:

(a)           The undersigned has all requisite authority to enter into this Agreement.

(b)           The undersigned is a resident of the state set forth below and is acquiring the Shares for the undersigned and not as an agent, nominee or otherwise for any other person or entity except as set forth below.

(c)           The undersigned acknowledges that the undersigned has relied solely upon the undersigned’s own independent investigation and review of the Company and the Prospectus in deciding to purchase the Shares.  The undersigned is not relying upon any oral representations in making the decision to purchase the Shares.

(d)           The undersigned understands that neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Shares or passed upon the adequacy or accuracy of the Prospectus.

(e)           The undersigned acknowledges that there is no minimum number of Shares which must be sold in order for the Company to accept the undersigned’s subscription and utilize the undersigned’s investment.

(f)           The undersigned understands that there is no public market for the Shares and such a public market may never develop.

(g)           The undersigned is acquiring the Shares solely for his or her own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares or the shares of Common Stock, par value $.001 "per Share" of the Company ("Common Stock") into which they are convertible except in compliance with applicable securities laws.

(h)           The undersigned has not offered or sold any portion of his or her Shares and has no present intention of dividing his or her Shares with others or of reselling or otherwise disposing of any portion of his or her Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

(i)           The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon the offering of the Shares at any time prior to the completion of such offering and to return the previously paid subscription price of the Shares without interest thereon, to the respective subscribers.

(j)           The undersigned has not entered into any agreement to pay any broker’s or finder’s fee to any person or entity with respect to the purchase of the Shares.

3.           The undersigned hereby covenants and agrees with the Company that within 120 days of the consummation of the offering being made pursuant to the Prospectus, with or without prior notice from the Company to the undersigned, the Company shall convert the Shares into shares of common stock, par value $.001 per share, of the Company (the “Common Stock”), so that each share of Series A Convertible Preferred Stock converts into 275 shares of Common Stock.  However, the undersigned may voluntarily elect to convert any portion or all of the Shares into Common Stock at any time, upon delivery of the Notice of Conversion attached to this Agreement.  The undersigned hereby directs the Company to issue a certificate representing said shares of Common Stock in the name of the undersigned upon the conversion of the Shares and to cancel the stock certificate for the Shares registered in the name of undersigned.

4.           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

5.           This Agreement may only be amended by an instrument in writing, signed by the parties to this Agreement.

6.           The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

7.           Any written notice hereunder to the undersigned shall be sent to the address set forth below and shall be transmitted by U.S. Mail or by electronic mail via the Internet (“Email”) and shall be deemed effective within one (1) day of the mailing of such notice by U.S. Mail or immediately upon the transmission of an Email to the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date set forth below.

Sincerely yours,

(Signature)	(Signature of co-owner, if applicable)

(Print Name)	(Print Name)

(Date)	(Date)

Number of Shares of Series A Convertible Preferred Stock Subscribed for at $10 per Share:	________________________ Shares

Consideration delivered with this Subscription Agreement:	$________________________

State of Residence:	________________________

Principal Place of Business (if not an individual):	________________________

Social Security / Tax ID Number	________________________

Print name and address of Shareholder:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

Telephone Number:  _____________________________________________

Email:                          _____________________________________________

This Subscription Agreement has been accepted by Astika Holdings, Inc. on the ___ day of ____________.

ASTIKA HOLDINGS, INC., a Florida corporation

By:        _______________________________________________________
Name:   _______________________________________________________
Title:     _______________________________________________________

Attachment to Subscription Agreement

ASTIKA HOLDINGS, INC.

SHAREHOLDER NOTICE
OF
ELECTION TO CONVERT SHARES
OF
SERIES A CONVERTIBLE PREFERRED STOCK
INTO
SHARES OF COMMON STOCK

1.           Pursuant to this Notice of Conversion (the “Notice”), the undersigned hereby voluntarily elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Preferred Stock”), of Astika Holdings, Inc., a Florida corporation (the “Company”), as set forth below, which are registered in the name of the undersigned, into shares of Common Stock of the Company at the conversion rate of one (1) share of Preferred Stock into 275 shares of Common Stock.

2.           The undersigned hereby directs the Company to issue a certificate representing said shares of Common Stock in the name of the undersigned upon the conversion of the Preferred Stock and to cancel the stock certificate for the Preferred Stock registered in the name of undersigned, which is attached to this Notice.

3.           The undersigned represents that it is acquiring the shares of Common Stock solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

IN WITNESS WHEREOF, the undersigned has executed this Notice on the date set forth below.

Sincerely yours,

Name of Shareholder:   ___________________________________________________________________

(Signature)	(Signature of co-owner, if applicable)

(Print Name)	(Print Name)

(Date)	(Date)

Number of Shares of Series A Convertible Preferred Stock Being Converted Pursuant to this Notice:  _______________________

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